June 9, 2020

Stifel Cross Sector Insight Conference

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT Trust in every measure

Nasdaq: TRNS

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," "plans," "aims" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the Company's response to the coronavirus (COVID-19) pandemic, the commercialization of software products, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation, whether as the result of new information, future events or otherwise.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

A Leader in the Calibration & Laboratory Instrument Service Market and Value-Added Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Leverage technology to increase productivity
- ✓ Long-term operating earnings expected to grow faster than revenue
- ✓ Distribution segment differentiates with cross-segment synergies
- ✓ Strong demonstrated leadership
- ✓ Executing acquisition strategy

Market Capitalization	$185 Million	Average Volume (3 mo.)		31,620
52-Week Price Range	$16.50- $34.18	Common Shares Outstanding		7.4 Million
Recent Price	$25.04	Ownership:	Institutions	74%
			Insiders	7%

Market data as of May 29, 2020 [Source: S&P Capital IQ]; ownership as of most recent filing

Decisive Action to COVID-19 Pandemic

Health & Safety

- Established cross-functional COVID-19 response team
- Standardized practices, enhanced safety and hygiene processes
- Restricting travel, implemented social distancing and remote working

Operations

- An essential business supporting critical industries
- All 42 lab locations, distribution and support facilities are operating
- Retaining technical talent
- Provide critical services to essential manufacturers (vaccines, ventilators, test kits, etc.)

Cost Containment

- Leveraging new tools to align variable costs with demand
- Controlling discretionary spending
- Temporary 20% salary reduction for CEO and 10% reduction for other executives
- Temporary 20% cash retainer fee reduction for Board of Directors

Financial Strength

- $12.3 million available on line of credit at 2020 FYE
- Subsequent to 2020 FYE, executed amendment for additional $10.0 million in borrowing capacity, among other things
- No current or expected liquidity issues
- Continuing to further invest in and advance key technology initiatives

Two Complementary Segments



Service

- Solid organic growth with a focus on Life Science
- Recurring revenue stream
- **Driven by regulation and the high cost of failure**
- Strong operating leverage



Distribution

- New test equipment
- Rentals and used equipment
- **Leads for Service segment**
- Strong cash generation
- Now own www.pipettes.com

FY 2020 Revenue: $173.1M

(Service 54%, Distribution 46%)

- ✓ **Unique value proposition**
- ✓ **Leverage between segments**

TRANSCAT® Trust in every measure

Flexible Service Value Proposition

22 Locations to Serve Customers in the U.S., Canada and Puerto Rico

Flexible Service Delivery Options:

- ✓ Client-based lab
- ✓ Periodic on-site
- ✓ Mobile
- ✓ In-house
- ✓ Pickup & Delivery



Portland
Los Angeles
San Diego
Phoenix
Denver
Houston
Milwaukee
St. Louis
Ft. Wayne
Dayton
Pittsburgh
Harrisburg
Philadelphia
Norfolk
Charlotte
Toronto
Ottawa
Montreal
Rochester
Boston
San Juan
Map Legend
Transcat Headquarters
Transcat Calibration Labs

Client-Based Laboratories ("CBL")

20 Locations Serving Customer Tailored Needs, Full Time At Their Location



Medical Device
Pharma
Medical Device
Medical Device
Rochester
Pharma
Medical Device
Pharma / Pharma
Medical Device
Pharma
Pharma
Pharma
Pharma
Aerospace & Defense
Pharma
Aerospace & Defense
Medical Device
Pharma
Medical Device
Medical Device
Map Legend
Transcat Headquarters
Transcat Client-Based Lab (CBL)

Broad and Diverse Blue Chip Customer Base

*Percentage of Service Revenue**



6%	Chemical/Process
7%	Energy/Utilities
11%	Aerospace/Defense
13%	Services
16%	Industrial
4%	Other
43%	Life Science / FDA-regulated

MERCK GILEAD Creating Possible Parker CONMED Johnson & Johnson

* *Company estimates*

TRANSCAT Trust in every measure

Taking Market Share

$1.6 Billion Addressable Calibration Services Market[1]


25%
OEMs
41%
3rd Party Service Providers
34%
In-house Laboratories

Market Share by Revenue for 3rd Party Service Providers[2]


Transcat 17%
15%
14%
10%
20% (fragmented)
24% (fragmented)
Transcat
Tektronix
Trescal
SIMCO Electronics
Regionals *($5M-$15M)*
Others *(highly fragmented; $500k-$5M annual revenue)*

[1] Estimated Addressable North American Calibration Market
[2] Percentage of Revenue (North America), Company estimates

Financial Results

TRANSCAT® Trust in every measure

Record Consolidated Results

($ in millions)

Consolidated Revenue


9% CAGR
$122.2
$143.9
$155.1
$160.9
$173.1
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

Consolidated Operating Income


14% CAGR
$6.3
$7.9
$9.0
$10.2
$10.8
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

Distribution Service

CAGR calculated FY 2016 – FY 2020

Service Segment: 11 Years of Quarter-over-Quarter Growth

($ in millions)

Service Revenue


$36.4
Inflection Point
$59.2
$71.1
$77.4
$84.0
$93.0
FY 2012
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

Service Operating Income & Margin


$(0.2)
$4.2
$4.8
$5.2
$5.2
$5.7
7.1%
6.7%
6.7%
6.2%
6.1%
FY 2012
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

Taking market share in Life Sciences and adding new multi-year client-based labs

Incremental revenue from TTE Laboratories (acquired Feb 21, 2020)

Organic growth of 8.4% in FY20 despite COVID-19 impact in Q4

Ongoing productivity initiatives to drive margins

Diversification Driving Distribution

($ in millions)


Distribution Sales
$63.0
$72.8
$77.7
$76.9
$80.1
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020


Distribution Operating Income & Margin
$2.1
$3.2
$3.9
$5.0
$5.2
3.4%
4.4%
5.0%
6.5%
6.5%
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

Segment performance in line with expectations and strategy

Rental revenue grew more than 19% in FY20

Investments in e-commerce capabilities and web-based marketing

Enhanced margin profile: Rentals and focus on higher margin end-user customers

Strong Cash Generation and Record Net Income

($ in millions)

Net Income and Diluted EPS



$4.1
$4.5
$5.9
$7.1
$8.1
$0.58
$0.64
$0.81
$0.95
$1.08
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

Adjusted EBITDA[1] and Margin



$10.6
$14.5
$16.4
$17.8
$18.4
8.7%
10.1%
10.6%
11.1%
10.6%
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

19% Net Income CAGR[2]

Tax rate expectations[3]

Fiscal 2021: 24% to 25%

(includes Federal, various state, and Canadian income taxes and increased discrete tax accounting windfall associated with share-based payment awards)

15% Total Adjusted EBITDA CAGR[2]

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

[2] CAGR calculated FY 2016 – FY 2020

[3] FY 2021 tax rate expectations provided as of May 19, 2020

All figures are rounded to the nearest million; therefore, totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt

% - Debt to Total Capitalization


$19.1
$27.3
$22.9
$21.0
$30.3
32.9%
38.6%
30.8%
26.0%
31.1%
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

- $12.3 million available from credit facility as of March 28, 2020
- 1.53x leverage ratio at year-end
  (Total debt to TTM Adjusted EBITDA[1])
- Funded net $13.8 million of acquisitions
- CapEx focused on technology infrastructure to drive operational excellence, fund organic growth opportunities and rental pool assets
- $10.0 million in line of credit capacity added after fiscal year-end with facility amendment

Capital Expenditures


$4.1
$5.3
$5.9
$7.0
$6.6
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

Cash Flow from Operations


$11.0
$7.5
$9.9
$12.6
$11.6
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

[1] *See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

Growth Strategy

TRANSCAT® Trust in every measure

What makes Transcat Unique

Why We Win…

Core Distribution

50 years – Strong Brands and Name Recognition

Rental & Used Instruments

Certifications of New Equipment

Lead Generation

For Service Segment

Service Growth

- Calibration
- Validation & Analytical
- Consulting

Leverage Technology as a Competitive Advantage


TRANSCAT®
Trust in every measure

Digital Transformation

With industry leading web domain authority

Proprietary "C3"

Portal for customer asset management

Operational Excellence

Productivity focus
Lean/best practices
Process automation
Better customer experience

Drive Double-Digit Service Growth

- Our focus on life science sector
- Dominate our local markets
- Take market share from 3rd party providers and OEMs
- Outsourcing of in-house labs
- Continued expansion of RF microwave and high-end electronics capabilities
- Expanded fleet of mobile calibration labs


Organic Growth Strategy
Acquisition Strategy

- Geographic expansion
- Increased capabilities and expertise
- Bolt-on/leverage infrastructure
- Sweet spot = revenue of \$2M - \$6M
- Look for minimum 15% IRR

Acquisition of TTE Laboratories Expands Life Science Offerings

tte laboratories™

Metrology-Driven Pipette Calibration™


Work Station 2

- ✓ $8 million of annual revenue
- ✓ Increased presence in New England region (***#1 Life Science cluster***[1])
- ✓ Adds new Service capabilities, especially in pipettes
- ✓ Attractive sales synergies with core Transcat Life Science offerings
- ✓ Now own www.pipettes.com offering sales and service of pipettes

[1] *Source: CBRE 2019 U.S. Life Sciences Cluster Survey*

Acquisition Drivers

	Geographic Expansion	Increased Capabilities and Expertise	Leveraged Infrastructure
TTE Laboratories		✓	✓
Infinite Integral Solutions (CalTree software)		✓	
Gauge Repair Service		✓	✓
Angel's Instrumentation	✓	✓	
NBS Calibrations		✓	✓







CALIBRATED

BY TRANSCAT®

FY 2021 Outlook*

Near Term:

- Believe we are in strong position to navigate this challenging environment
- Expect Q1 FY21 to be low point: anticipate being in range of breaking even on consolidated operating income basis in Q1
- We believe highly-regulated Life Science and other critical industries will continue to provide a degree of resilience
- Distribution segment sales more susceptible to current economic conditions
- Continuing to make incremental technology investments in line with our strategic plan

Mid Term:

- Expect to generate cash under various possible scenarios
- Solid pipeline of Life Sciences opportunities
- Expect increased level of acquisition opportunities to surface; Acquisitions remain a key element of strategic growth plan
- Focused capital plan: Anticipated CapEx range for FY21 of $5.0 million to $5.5 million, inclusive of maintenance at $1.0 to $1.5 million

** Outlook provided as of May 19, 2020*

June 9, 2020

Stifel Cross Sector Insight Conference

TRANSCAT Trust in every measure

Nasdaq: TRNS

Supplemental Information

TRANSCAT® Trust in every measure

Our C3 Advantage


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Revision 2.1.0
Published 11/2/2017
Dashboard
Default
TRANSCAT
Trust in every measure
14764
Assets
2196
In Process Orders
31616
Service Orders Not Signed
61638
Completed Orders
12 Month Service History
Failure / Return to Customer
In Tolerance
Out Of Tolerance
Repair*
Limited Cal
6279
Assets Overdue For Service
84
Assets Due In Current Month
272
Assets Due Next Month
747
Assets Due In 2 To 3 Months
0 Notifications
2028
OOT Case Management
Assets Due for Service
0
Reports
Current Asset Status
Admin
Transcat Admin

Proprietary "C3"
Portal for customer asset management

Executing Acquisition Strategy

FY 2017 — Excalibur Engineering (A Transcat Company)

FY 2018

FY 2019 — Angel's Instrumentation, Inc.; NBS Calibrations, Inc.

FY 2020 — Infinite Integral Solutions (A Transcat Company); GPS Pressure Gauge Repair Service; tte laboratories™ Metrology-Driven Pipette Calibration™

Strong Rental Revenue Growth

($ in millions)


$0.9
$2.3
$3.6
$4.2
$5.0
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020

Provides higher margin profile

Enhances value proposition and customer options

Used equipment business further complements and diversifies

Generating Cash to Drive Key Investments

FY 2009 (start of acquisition strategy) to FY 2020

($ in millions)


$140
$120
$100
$80
$60
$40
$20
$0
$0.2
$50.6
$37.5
$33.3
$2.2
($42.3)
($68.4)
($12.7)
$0.5
FY2009 Cash & Investments, Net
Net Income
D&A and Working Capital Change
Financing/Other
FX Effect
Capital Expenditures
Business Acquisitions
Repurchase of Common Stock
FY2020 Cash & Investments, Net
Sources of Cash
Uses of Cash

- *Buyback largely in FY14*
- *Net purchase program for share awards*

Seasoned Executive Team Driving Growth

Lee D. Rudow
President and Chief Executive Officer

- 30+ years of industry experience
- Demonstrated growth record
- Joined Transcat in 2011

Leanne E. Branham
Vice President of Service Operations

- 30+ years of operations, fulfillment and marketing experience
- Joined Transcat in 2019

Jennifer J. Nelson
Vice President of Human Resources

- Comprehensive HR experience in different sectors
- Joined Transcat in 2012

Andrew J. Quaranto
Vice President of Information Technology

- Proven ability to leverage technology with infrastructure, cloud and software solutions
- Joined Transcat in 2017

Michael W. West
Vice President of Distribution & Marketing

- 15+ years of B2B distribution marketing and consulting expertise
- Joined Transcat in 2014

Michael J. Tschiderer
Chief Financial Officer

- Public company, PE and VC experience
- Joined Transcat in 2015


TRANSCAT

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020
Net Income	$ 4,124	$ 4,522	$ 5,922	$ 7,145	$ 8,067
+ Interest Expense	247	719	1,018	903	934
+ Other Expense / (Income)	48	51	60	91	186
+ Tax Provision	1,883	2,642	2,026	2,090	1,663
Operating Income	$ 6,302	$ 7,934	$ 9,026	$ 10,229	$ 10,850
+ Depreciation & Amortization	3,946	6,184	5,991	6,361	6,658
+ Other (Expense) / Income	(48)	(51)	(60)	(91)	15
+ Noncash Stock Compensation	359	453	1,411	1,327	884
Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 18,407**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020
Service Operating Income	$ 4,155	$ 4,769	$ 5,158	$ 5,202	$ 5,672
+Depreciation & Amortization	3,216	4,660	4,397	4,754	4,929
+Other (Expense) / Income	(64)	(55)	(61)	(69)	(20)
+Noncash Stock Compensation	171	217	706	702	470
Service Adjusted EBITDA	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 11,051
Distribution Operating Income	$ 2,147	$ 3,165	$ 3,868	$ 5,027	$ 5,178
+Depreciation & Amortization	730	1,524	1,594	1,607	1,729
+Other (Expense) / Income	16	4	1	(22)	35
+Noncash Stock Compensation	188	236	705	625	414
Distribution Adjusted EBITDA	$ 3,081	$ 4,929	$ 6,168	$ 7,237	$ 7,356
Service	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 11,051
Distribution	3,081	4,929	6,168	7,237	$ 7,356
Total Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 18,407**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.